Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Hood River International Opportunity Fund (the “Fund”),
Institutional Shares (HRIOX)
Retirement Shares (HRITX)
Investor Shares (HRIIX)
a series of Manager Directed Portfolios (the “Trust”)

Supplement dated February 3, 2025
to the Prospectus, Summary Prospectus and Statement of Additional Information,
each dated October 31, 2024

Effective immediately, the expense limitation agreement for the Fund has been extended through January 31, 2026, unless terminated sooner by mutual agreement of the Trust’s Board of Trustees and Hood River Capital Management LLC, the Fund’s investment adviser. All references to the expense limitation agreement remaining in effect through November 30, 2025 are hereby updated to January 31, 2026.

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Please retain this supplement for future reference.
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